[GRAPHIC OMITTED]

                                      SELIGMAN
                           -------------------      [GRAPHIC OMITTED]
                              New Technologies
                                    Fund, Inc.
                                                    [GRAPHIC OMITTED]


                                                    [GRAPHIC OMITTED]

                                                     Mid-Year Report
                                                      June 30, 2001

                                                      -------------

                                                    SEEKING LONG-TERM
                                                 CAPITAL APPRECIATION BY
                                                  INVESTING IN COMPANIES
                                                 THAT HAVE THE POTENTIAL
                                                  TO PRODUCE TOMORROW'S
                                                       TECHNOLOGIES

                                                    [GRAPHIC OMITTED]
                                                  J. & W. SELIGMAN & CO.
                                                      INCORPORATED
                                                    ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[GRAPHIC OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
To the Stockholders .........................................    1
Interview With Your Portfolio Manager .......................    2
Performance Overview ........................................    4
Portfolio Overview ..........................................    5
Portfolio of Investments ....................................    7
Statement of Assets and Liabilities .........................   10
Statement of Operations .....................................   11
Statements of Changes in Net Assets .........................   12
Statement of Cash Flows .....................................   13
Notes to Financial Statements ...............................   14
Financial Highlights ........................................   19
Report of Independent Auditors ..............................   20
Board of Directors ..........................................   21
Executive Officers
 AND For More Information ...................................   22
Glossary of Financial Terms .................................   23
--------------------------------------------------------------------------------

TO THE STOCKHOLDERS

Enclosed is the June 30, 2001, mid-year shareholder report for Seligman New Technologies Fund. During this six-month period, Seligman New Technologies Fund, which invests in both public and venture capital companies, posted a total return of -30.52%, based on net asset value. Since the Fund's inception in July 1999, it is down a more modest 6.29%.

During the first half of 2001, the US stock market delivered negative returns. Some of the worst results were concentrated in the technology sector, and the Goldman Sachs Technology Index lost 24.25% during this time. (The index is down 12.78% since the Fund's inception.) This index only measures the returns of the publicly traded technology market, and does not reflect the performance of venture capital companies, which are private. While there are no reliable indices for venture capital, there is ample evidence that overall returns for venture capital were even worse. About 40% of the Fund's assets were invested in venture capital on June 30, 2001.

The first half of 2001 was difficult for most segments of the stock market, and technology companies were particularly hard hit. During the late 1990s, the technology industry had built up excess capacity to meet the anticipated demands of the fast-growing economy. As the economy slowed, demand fell, and many of these technology companies have been left with high levels of inventory. In many cases, these companies are also dealing with strong competition and falling prices.

In addition to the challenging overall environment for technology stocks, your Fund's performance was also negatively impacted by its exposure to the higher-risk area of venture capital. In the venture capital arena, there has been a significant contraction in liquidity, which had been readily available in the form of additional financings and initial public offerings. As a result, a number of companies financed by venture capital both within the industry and within the Fund's portfolio have had their valuations reduced significantly, and some have ceased operations.

While we remain optimistic regarding the long-term outlook for the economy, for the technology sector, and for venture capital in the short run, there could be further deterioration in the values of the technology sector and in venture capital companies. The US Federal Reserve Board has taken aggressive steps so far this year in an effort to spur economic growth, and we are confident that they will ultimately be successful in reaching this goal. As the economy begins to recover, we believe the technology sector will rebound as well. However, the rebound in technology may lag that of the general stock market as excess inventory is worked down, demand picks up, and liquidity is restored. In addition, it will likely take longer for venture capital to recover than the public sector.

Looking forward, the Fund's management team has positioned the Fund to benefit from an economic recovery, and has focused, in the public markets, on finding strong companies selling for what they feel are very reasonable prices. Nevertheless, it is important to remember that the technology sector is highly volatile, and venture capital's short-term liquidity constraints require that investors make a longer-term commitment in order to realize maximum potential returns.

A discussion with your portfolio manager, as well as the Fund's investments results, portfolio of investments and financial statements, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris

William C. Morris
Chairman

                           /s/ Brian T. Zino

                           Brian T. Zino
                           President

August 17, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
STORM BOSWICK

Q: HOW DID SELIGMAN NEW TECHNOLOGIES FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

A: For the six months ended June 30, 2001, Seligman New Technologies Fund posted a total return of -30.52% based on net asset value. During the same time, the technology market, as measured by the Goldman Sachs Technology Index, posted a total return of -24.25%, while the broader US stock market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), posted a total return of -6.70%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS TIME?

A: The Fund continued to operate within the very difficult investment environment that we have faced since early 2000. This environment is the result of a combination of factors.

     During the year 2000, the US Federal Reserve Board sought to slow what it perceived was a potentially inflationary economy with a series of interest-rate increases. These rate hikes had the desired effect and the economy slowed considerably by year-end 2000. The rapid falloff in economic growth put the brakes on capital investment, particularly for companies that were richly valued, such as new, high-tech companies. At the same time, energy prices were rising, which further drained liquidity from the economy. Overseas, a strong US dollar pushed prices for US technology higher, causing a drop in demand. Companies with significant international sales exposure have been particularly hard hit by the strength of the dollar.

     In this environment, internet companies (often referred to as dot-coms) found that the financing that had been readily available in 1999 was now difficult or impossible to secure in 2000. These companies had been significant buyers of technology and, when they suddenly reduced or eliminated their technology budgets, the demand falloff adversely impacted the entire technology sector. At the same time, Y2K spending, which had been strong during the last quarter of 1999 and the first quarter of 2000, suddenly dried up, producing another drain on demand.

     Finally, telecommunication and telecommunication infrastructure companies, which had made enormous investments in technology at the end of the 1990s, cut back sharply on spending. This has had a devastating impact on telecom equipment, optical solution and component providers, and software companies. Technology companies, which had built up large inventories during better economic times, were suddenly faced with sharply lower demand for their products.

Q:   WHAT WAS YOUR STRATEGY DURING THIS DIFFICULT TIME?

A: Our strategy remains consistent through different market environments-- we look for good companies selling

[GRAPHIC OMITTED]
TECHNOLOGY TEAM: (STANDING, FROM LEFT) SANGEETH PERURI, REEMA SHAH, AJAY DIWAN, PAUL WICK, SUSHIL WAGLE, THOMAS HIRSCHFELD, STORM BOSWICK, JAMES NGUYEN, RICH PAROWER, LAUREN WU, PATRICK RENDA, (SEATED, FROM LEFT) GREGORY COTE, STEVE WERBER, CHRISTOPHER BOOVA, VISHAL SALUJA, (NOT PICTURED) LAWRENCE ROSSO, HANK SWIGGETT

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman New Technologies Fund is managed by Storm Boswick. Mr. Boswick is assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
STORM BOSWICK

     at reasonable valuations. The poor economic and market environment of the six-month period ended June 30, 2001, allowed us to find significant opportunities meeting this criteria. During this time, we purchased public companies that we believe are market leaders -- companies we feel will not only weather this storm, but will emerge stronger as the economy recovers -- for what we believe were attractive prices. We plan to continue this effort to upgrade the portfolio's overall quality over the coming months.

Q:   HOW DID THE FUND'S VENTURE CAPITAL INVESTMENTS PERFORM DURING THIS TIME?

A: The Fund has heavy exposure to venture capital, with about 40% of assets invested in this area as of June 30, 2001. During the past six months, these investments delivered poor performances as holdings lost value due to subsequent rounds of financing, business plans that failed to meet expectations, and companies that ceased operations entirely.

     Many of the companies remaining in the venture capital area, including some of those in the Fund's portfolio, are fundamentally better companies than they had been, although their valuations, in many cases, have been substantially reduced. They are now focused on producing positive gross profit margins, as opposed to the perpetually unprofitable acquisition of subscribers and customers. The management teams of private companies are increasingly professional, and company founders and entrepreneurs have been replaced by experienced professional business managers. Boards of directors are taking over companies as founders realize that they lack the business cycle experience to deal with the transitions of their industries and consolidation.

Q: WHAT WERE THE BEST-PERFORMING SUBSECTORS WITHIN THE FUND'S PORTFOLIO DURING THIS TIME?

A: No subsector of technology delivered strong performance during this time. However, the Fund's investments in internet/online, media, and business infrastructure software were the strongest performers relative to the broad technology sector. All these sectors had performed extremely poorly in 2000, but they have maintained more of their value in 2001.

Q:   WHAT SUBSECTORS DELIVERED THE POOREST PERFORMANCES?

A: Broadband/fiber optics (especially in the venture capital portfolio) and wireless were particularly weak performers. Both industries were devastated as a result of the falloff in demand from global telecom providers.

Q:   WHAT IS YOUR OUTLOOK?

A: We remain optimistic regarding the long-term future for technology, and particularly for the public companies and certain of the venture capital companies in the Fund's portfolio. However, we do not forecast an immediate turnaround, and we believe that the investment environment will remain difficult through early 2002. As the economy begins to recover, we think technology companies could be positioned for four to six quarters of substantial year-over-year revenue and earning-per-share growth. However, in the shorter run, the technology sector may continue to experience weakness. Venture capital companies, in particular, are likely to continue to struggle for some time and some business failures may still be ahead of us.

     This is a difficult and challenging time. However, we believe it is also a time of opportunity to buy market leaders in the public sector that will not only endure through this environment, but will emerge even stronger. We remain convinced that business infrastructure, wireless technologies, broadband, fiber-optic solutions, and digital platforms are the future of the technology business and the global economy.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                                     AVERAGE ANNUAL
                                                             ------------------------------
                                              SIX               ONE         SINCE INCEPTION
                                             MONTHS*            YEAR           *7/27/99
                                           ----------        ---------      ---------------
With Sales Charge**                         (32.60)%          (54.48)%           (7.76)%
Without Sales Charge**                      (30.52)           (53.08)            (6.29)

Goldman Sachs Technology Index+             (24.25)           (45.25)           (12.78)++
S&P 500+                                     (6.70)           (14.83)            (3.02)++

NET ASSET VALUE                                               CAPITAL LOSS INFORMATION
June 30, 2001                               $17.53            FOR THE SIX MONTHS ENDED JUNE 30, 2001
December 31, 2000                            25.23            Realized                    $(0.731)
June 30, 2000                                43.70            Unrealized                   (7.632)(o)

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. Certain of the Fund's returns since inception benefited significantly from investments in IPOs. There can be no assurances that the Fund's performance will continue to benefit from IPOs.

     Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in foreign technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

-------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions.
   + The Goldman Sachs Technology Index and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Goldman Sachs Technology Index is a broad-based index of publicly owned UStechnology stocks, designed to measure the performance of the technology sector. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. The Goldman Sachs Technology Index and the S&P 500 exclude the effect of fees and sales charges. Investors cannot invest directly in an index.
  ++ From 7/31/99.
 (o) Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2001.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2001

                                                                                 PERCENT OF NET ASSETS
                                                                                 ---------------------
                                                                                   JUNE 30,  DEC. 31,
                                            ISSUES      COST            VALUE        2001      2000
                                            ------  -------------   -------------  --------  -------
COMMON STOCKS:
 Communications Infrastructure .              12    $ 58,614,884    $ 45,669,416     10.8      5.7
 Computer and Business Services                1       5,535,464         475,613      0.1      2.3
 Computer Hardware/Peripherals .               4      15,359,008      12,694,008      3.0      0.4
 Computer Software .............               6      17,183,780      16,349,239      3.9     15.9
 Electronics Capital Equipment .               4      15,863,504      16,101,726      3.8      4.1
 Information Services ..........               2       5,951,732       3,873,467      0.9      3.1
 Internet/Online ...............              12      42,397,756      21,365,496      5.0      4.1
 Media .........................               4      21,733,598      24,849,443      5.9      6.3
 Semiconductors ................              12      40,722,288      41,071,741      9.7      6.6
 Telecommunications ............              --              --              --       --      1.1
 Wireless Telephony ............               4      14,226,078      12,715,672      3.0       --
 Miscellaneous .................               1      19,369,963      14,939,330      3.5      4.2
                                            ----    ------------    ------------    -----    -----
                                              62     256,958,055     210,105,151     49.6     53.8
                                            ----    ------------    ------------    -----    -----
CONVERTIBLE PREFERRED STOCKS:
 Communications Infrastructure .              14      41,116,513      16,813,415      4.0      5.9
 Computer and Business Services                4      12,393,985       1,162,667      0.3      1.2
 Computer Software .............              24      60,693,175      32,693,710      7.7      8.8
 Information Services ..........               1         257,037         172,223      0.1       --
 Internet/Online ...............              42     132,124,953      50,917,812     12.0     14.6
 Media .........................               1       3,165,886       1,778,523      0.4      0.5
 Medical Products and Technology               1       5,473,006      31,122,000      7.3      4.7
 Semiconductors ................              10      30,999,642      18,021,667      4.2      7.4
 Telecommunications ............              --              --              --       --      0.3
 Wireless Telephony ............               3       5,156,477       2,095,744      0.5      0.5
 Miscellaneous .................               2       4,263,506       4,234,552      1.0      1.0
                                            ----    ------------    ------------    -----    -----
                                             102     295,644,180     159,012,313     37.5     44.9
                                            ----    ------------    ------------    -----    -----
LIMITED PARTNERSHIPS:
 Miscellaneous .................               5       4,741,545       4,966,189      1.2      0.8
                                            ----    ------------    ------------    -----    -----
CONVERTIBLE PROMISSORY NOTES:
 Internet/Online ...............               7       3,650,848       2,392,975      0.6      0.5
                                            ----    ------------    ------------    -----    -----
SHORT-TERM HOLDINGS AND
 OTHER ASSETS LESS LIABILITIES .               3      47,238,493      47,238,493     11.1       --
                                            ----    ------------    ------------    -----    -----
NET ASSETS .....................             179    $608,233,121    $423,715,121    100.0    100.0
                                            ====    ============    ============    =====    =====

        [The table below represents a bar chart in the printed document.]

LARGEST INDUSTRIES
JUNE 30, 2001

Percent of
Net Assets
----------


         17.6%           14.8%                13.9%              11.6%                7.4%
     $74,676,283      $62,482,831        $59,093,408         $49,042,949          $31,122,000

      INTERNET/     COMMUNICATIONS     SEMICONDUCTORS         COMPUTER              MEDICAL
       ONLINE       INFRASTRUCTURE                            SOFTWARE            PRODUCTS AND
                                                                                   TECHNOLOGY

PORTFOLIO OVERVIEW

        [The table below represents a pie chart in the printed document.]


ALLOCATION OF INVESTMENTS
JUNE 30, 2001



Net Cash and Short-term Holdings    11.1%
Venture Capital                     39.7%
Publicly Traded Companies           49.2%


-----------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2001

SECURITY                                       VALUE
--------                                    -----------
GMP Companies (Series A) .................  $31,122,000
Nasdaq-100 Shares ........................   14,939,330
AOLTime Warner ...........................   13,000,900
ProAct Technologies (Series C) ...........    9,600,000
Crown Castle .............................    8,924,880
American Tower ...........................    7,457,736
Chorum Technologies (Series D) ...........    7,129,089
Coventor (Series D) ......................    6,958,619
Gateway Learning (Series D) ..............    6,400,002
SeaChange International ..................    5,784,223
-----------------------------------------------------------


--------------------------------------------------------------------------------
LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES
---------------------
Crown Castle*
American Tower*
Loudcloud*
Geographic Network Affiliates (Series A)*
Ericsson (ADRs)*
Global Commerce Systems (Series D)*
JDSUniphase*
American Power Conversion*
PMC-Sierra*
Palm*

TEN LARGEST SALES
-----------------
Peregrine Systems**
ONI Systems**
Novellus Systems**
Comcast (Class A)**
CSG Systems International**
Capstone Turbine
Symantec**
AOL Time Warner
Rational Software
INTUIT

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

-------------
 * Position added during the period.
** Position eliminated during the period.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001

                                      SHARES          VALUE
                                     --------      -----------
COMMON STOCKS    49.6%
COMMUNICATIONS
 INFRASTRUCTURE  10.8%
American Tower                        360,800      $ 7,457,736
Capstone Turbine#                     200,800        4,477,840
Cisco Systems*                        180,100        3,276,019
Corvis#                               235,440        1,032,404
Crown Castle*                         544,200        8,924,880
iAsiaworks*                           883,900          163,522
JDS Uniphase*                         284,400        3,596,238
Juniper Networks*                      69,400        2,157,646
NMS Communications*                   430,000        3,188,450
ONI Systems                           133,000        3,711,365
Polycom*                              190,900        4,360,156
Tektronix*                            122,400        3,323,160
                                                    ----------
                                                    45,669,416
                                                    ----------
COMPUTER AND
 BUSINESS SERVICES  0.1%
e-centives#                           542,157          475,613
                                                    ----------
COMPUTER HARDWARE/
 PERIPHERALS  3.0%
EMC                                    60,000        1,743,000
Sun Microsystems*                     150,800        2,369,068
Symbol Technologies                   192,700        4,277,940
Western Digital*                    1,076,000        4,304,000
                                                    ----------
                                                    12,694,008
                                                    ----------
COMPUTER SOFTWARE  3.9%
i2 Technologies                        39,800          787,841
Intuit*                                91,200        3,647,544
NetIQ*                                 62,700        1,988,217
Rational Software*                    141,100        3,921,875
Veritas Software*                      21,300        1,416,237
Wind River Systems*                   269,300        4,587,525
                                                    ----------
                                                    16,349,239
                                                    ----------
ELECTRONICS CAPITAL
 EQUIPMENT  3.8%
Agilent Technologies*                 111,000        3,607,500
Credence Systems*                     199,700        4,839,730
Orbotech* (Israel)                    137,100        4,840,316
United Microelectronics
   (ADRs)* (Taiwan)                   316,200        2,814,180
                                                    ----------
                                                    16,101,726
                                                    ----------
INFORMATION SERVICES  0.9%
ActivCard (ADRs) (France)             218,300        1,907,942
Amdocs*                                36,500        1,965,525
                                                    ----------
                                                     3,873,467
                                                    ----------
INTERNET/ONLINE  5.0%
CNET Networks*                        337,600        4,371,920
Docent*                                91,318          920,029
Docent#                               478,989        4,753,066
DoubleClick*                          318,500        4,414,410
Frontline Capital Group                 8,571+              --
iBeam Broadcasting#                    17,743            3,504
Kozmo.com#                          2,392,077               --
Loudcloud                           1,245,100        3,791,329
ScreamingMedia.Net*                   157,375          455,601
ScreamingMedia.Net#                   405,535          997,920
Shopfast# (Australia)                 282,013        1,654,168
UGO Networks#                       2,217,544            3,549
                                                    ----------
                                                    21,365,496
                                                    ----------
MEDIA  5.9%
AOL Time Warner*                      245,300       13,000,900
Getty Images*                         134,900        3,541,800
Liberty Digital (Class A)*            400,400        2,522,520
SeaChange International*              320,900        5,784,223
                                                    ----------
                                                    24,849,443
                                                    ----------
SEMICONDUCTORS  9.7%
Altera*                                93,200        2,693,480
American Power Conversion*            336,300        5,271,502
Anadigics*                            115,400        2,625,350
ASML Holding* (Netherlands)            95,800        2,128,197
Lattice Semiconductor*                208,800        5,157,360
Linear Technology*                     51,500        2,284,025
Maxim Integrated Products*             69,700        3,097,817
Micrel*                               122,600        3,953,237
Microchip Technology*                 138,800        4,613,018
PMC-Sierra                            135,500        4,222,180
Sanmina*                              160,900        3,802,067
Xilinx*                                29,900        1,223,508

                                                   -----------
                                                    41,071,741
                                                   -----------
WIRELESS TELEPHONY  3.0%
Ericsson (ADRs) (Sweden)              785,300        4,248,473
Nokia (ADRs) (Finland)                 63,600        1,401,744
Openwave Systems*                      84,600        2,960,577
Palm                                  675,700        4,104,878
                                                   -----------
                                                    12,715,672
                                                   -----------
MISCELLANEOUS  3.5%
Nasdaq-100 Shares*                    326,900       14,939,330
                                                   -----------
TOTAL COMMON STOCKS
  (Cost $256,958,055)                              210,105,151
                                                   -----------

CONVERTIBLE PREFERRED
 STOCKS#  37.5%

COMMUNICATIONS
 INFRASTRUCTURE  4.0%
Broadxent (Series A) (Singapore)       51,480          338,345
Chorum Technologies (Series D)        694,992        7,129,089
Chorum Technologies (Series E)         47,652          488,804
Colo.com (Series C)                   644,898               --
Firetalk Communications
   (Series E)(o)                    2,953,271               --

-------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001


                                   SHARES OR
                                     UNITS            VALUE
                                  ----------       -----------
COMMUNICATIONS
 INFRASTRUCTURE (CONTINUED)
Geographic Network Affiliates
 (Series A)(o)                        6,320+uts.   $ 3,160,000
Kestrel Solutions (Series D)        303,147 shs.     3,950,005
Metro-Optix (Series B)               80,563            438,912
Microcast (Series A)                  5,594                 --
Netigy (Series C)                   109,835            382,846
PointOne Telecom-
 munications (Series B)(o)        1,166,015+                --
RC Networks (Series C)              210,667            300,200
WaveSplitter Technologies
   (Series F)                        73,220            625,214
                                                    ----------
                                                    16,813,415
                                                    ----------
COMPUTER AND
 BUSINESS SERVICES  0.3%
Adexa (Series C)                     98,003            883,987
Index Stock Imagery
 (Series F)(o)                      648,000**          152,280
Nitorum (Series B)                  150,100                 --
Techies.com (Series C)              743,529+           126,400
                                                    ----------
                                                     1,162,667
                                                    ----------
COMPUTER SOFTWARE  7.7%
Allegis (Series E)                  132,230            763,729
Arzoon.com (Series C)               133,333            317,762
Assentive Solutions (Series AA)     651,624+         2,286,324
Cielo Communications
  (Series C)                        902,857          1,340,743
Entegrity Solutions (Series D)      496,075          3,159,998
Enterworks (Series A)             2,747,826            691,903
Global Commerce Systems
  (Series A)                          1,746             30,005
Global Commerce Systems
  (Series D)                      1,125,148          5,469,986
Impresse (Series C)                 255,044                 --
Lifemasters Supported
  SelfCare (Series E)               510,318          4,082,544
MarketFirst Software (Series D)   1,534,980                 --
MarketFirst Software (Series E)     198,685+           109,258
Moai Technologies (Series D)        789,014          1,001,227
Network Specialists (Series A)      231,275          1,760,003
NeuVis (Series B)(o)              2,304,246            230,425
NeuVis (Series C)(o)                365,567             36,557
Petroleum Place, (The)               68,505          4,050,016
Q-Pass (Series E)                   271,043            934,174
Q-Pass (Series F)                    94,464            306,063
QuinStreet (Series B)               166,102            128,224
Reciprocal (Series H)                 7,125            252,346
V-commerce (Series B)               994,837          4,404,143
V-commerce (Series C)               135,600            631,896
YOUpowered (Series A)(o)            769,481shs.        706,384
                                                    ----------
                                                    32,693,710
                                                    ----------
INFORMATION SERVICES  0.1%
Biometric Access (Series A-1)          20,082          172,223
                                                    ----------
INTERNET/ONLINE  12.0%
2Bridge (Series D)                    188,819               --
Access Data (Series A)(o)           3,190,909        5,265,000
Achieva.com (Series D)              1,332,236        1,358,881
Advanced Recognition
 Technology (Series D)              1,312,000          769,527
Buildnet (Series C)                 1,077,273          269,318
Clearstone Venture Partners
   (Series D)                          63,200          214,248
Complient (Series C1)                 138,316          240,591
Creative Planet (Series D)            816,567          195,894
Cyberbills (Series C)               2,553,191+          52,417
Decision Point Applications
   (Series C)                         269,231        1,750,002
EoExchange (Series D)(o)            2,271,028          908,411
ePolicy.com (Series B)                562,113        1,999,998
eTang.com (Series B)                  379,202          951,797
EverAd (Series B)                   1,193,800          287,276
EXP.com (Series C)                    359,154        2,054,361
Frontera (Series C)                   798,530        2,023,435
Frontera (Series D)                   120,000          304,074
Gateway Learning (Series D)         1,441,442        6,400,002
Homegain.com (Series C)               711,000        1,030,950
HomePoint (Series B)                   47,400               --
Informediary Technology
   Solutions (Series A)             1,660,130+ uts.         --
Informediary Technology
   Solutions (Series C)             1,338,776 shs.          --
Informediary Technology
   Solutions (Series D)               109,090               --
Internet Appliance Network

   (Series B)(o)                    2,558,704               --
Juniper Financial (Series B)          983,169        1,894,331
MaMaMedia (Series D)                  622,222          280,000
More.com (Series D)                   672,200               --
More.com (Series E)                    95,311               --
NeoPlanet (Series B)                  526,228          405,196
OurHouse (Series D)                 1,316,666        3,949,998
Pointshare (Series C)               1,221,818        3,360,000
ProAct Technologies (Series C)      1,600,000        9,600,000
RealEstate.com (Series C)              13,500               --
RealNames (Series C)                  130,667          221,986
RealNames (Series E)                  840,000+       1,427,051
UGO Networks (Series II)           14,508,107          575,246
Vividence (Series D)                   84,988        1,250,428
V-Span (Series B)                      14,971          523,985

-------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001

                                  SHARES OR
                                  PARTNERSHIP
                                   INTEREST           VALUE
                                 ------------      -----------
INTERNET/ONLINE (CONTINUED)
Wine.com (Series F)               1,130,171 shs.   $        --
Wine.com (Series G)               3,948,831                 --
YOUcentric (Series B)               269,551          1,262,558
Yupi Internet (Series C)            412,174             90,851
                                                   -----------
                                                    50,917,812
                                                   -----------
MEDIA  0.4%
Standard Media International
 (Series A)                         619,608          1,778,523
                                                   -----------
MEDICAL PRODUCTS AND
   TECHNOLOGY  7.3%
GMP Companies (Series A)          1,092,000         31,122,000
                                                   -----------
SEMICONDUCTORS  4.2%
BOPS (Series C)                     464,000            278,400
Coventor (Series D)                 823,944          6,958,619
FlashPoint Technology
 (Series E)                       1,037,037                 --
iBiquity Digital (Series A)         383,495          3,554,999
Interactive Video
 Technologies (Series B)(o)       2,334,091                 --
Lineo (Series B)                    266,667            533,334
Lineo (Series C)                    333,333            666,666
Sensable Technologies (Series C)    489,458          1,625,001
Silicon Wave (Series C)           1,283,750          3,843,804
Silicon Wave (Series D)             187,310            560,844
                                                   -----------
                                                    18,021,667
                                                   -----------
WIRELESS TELEPHONY  0.5%
fusionOne (Series D)                345,420          1,875,631
GoSolo Technologies (Series A)    2,500,000                 --
w-Technologies (Series A)           240,233            220,113
                                                   -----------
                                                     2,095,744
                                                   -----------
MISCELLANEOUS  1.0%
Bernard Technologies
 (Series D)(o)                    1,436,364          3,950,001
Far Blue (Series E)
   (United Kingdom)                 202,053            284,551
                                                   -----------
                                                     4,234,552
                                                   -----------

TOTAL CONVERTIBLE
 PREFERRED STOCKS
 (Cost $295,644,180)                               159,012,313
                                                   -----------
LIMITED PARTNERSHIPS#  1.2%

MISCELLANEOUS  1.2%
Asia Internet Capital Ventures   $  336,174            340,321
Compass Venture Partners            404,999            402,526
Edison Venture Fund IV            1,767,816          1,783,265
InnoCal II                          541,376            472,620
Walden VC II                      1,665,572          1,967,457
                                                   -----------
TOTAL LIMITED
 PARTNERSHIPS
 (Cost $4,741,545)                                   4,966,189
                                                   -----------

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                  ---------       ------------
CONVERTIBLE PROMISSORY
 NOTES++  0.6%
INTERNET/ONLINE  0.6%
GoSolo Technologies,
 8% due 7/22/2001***              $ 140,000       $         --
GoSolo Technologies,
 8% due 7/31/2001***                399,147                 --
GoSolo Technologies,
 8% due 8/9/2001***                  57,500             57,500
Kestrel Solutions,
 5 1/2% due 7/15/2005             1,620,000            931,500
Techies.com,
 9% due 7/31/2001                   771,976            771,976
Techies.com,
 9% due 2/20/2006                   421,333            421,333
Techies.com,
 9% due 2/20/2008                   210,666            210,666
                                                  ------------
TOTAL CONVERTIBLE
   PROMISSORY NOTES
  (Cost $3,650,848)                                  2,392,975
                                                  ------------
SHORT-TERM
 HOLDINGS  9.9%

FIXED TIME DEPOSITS  9.4%
HSBC Bank USA, Grand
   Cayman 4%, 7/2/2001           20,000,000         20,000,000
National Westminster Bank,
   Nassau 3.938%, 7/2/2001       20,000,000         20,000,000
                                                  ------------
TOTAL FIXED TIME DEPOSITS
 (Cost $40,000,000)                                 40,000,000
REPURCHASE
 AGREEMENT  0.5%
(Cost $2,300,000)
State Street Bank & Trust, 3.85%,
 dated 6/29/01, maturing 7/2/01
 collateralized by: $2,190,000
 US Treasury Notes 6.625%,
 5/15/07, with a fair market
 value of $2,370,622              2,300,000          2,300,000
                                                  ------------
TOTAL SHORT-TERM HOLDINGS
 (Cost $42,300,000)                                 42,300,000
                                                  ------------
TOTAL INVESTMENTS   98.8%
 (Cost $603,294,628)                               418,776,628
OTHER ASSETS
 LESS LIABILITIES    1.2%                            4,938,493
                                                  ------------
NET ASSETS  100.0%                                $423,715,121
                                                  ============

-------------
  *  Non-income producing security.
  #  Restricted and non-income producing security.
 (o) Affiliated issuers (Fund's holding representing 5% or more of the outstanding voting securities).
  +  Warrants attached.
 ++  Restricted security.
 **  Options attached.
***  Security in default.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments, at value:
  Common stocks (cost $256,958,055) .................................    $ 210,105,151
  Convertible preferred stocks* (cost $295,644,180) .................      159,012,313
  Limited partnerships (cost $4,741,545) ............................        4,966,189
  Convertible promissory notes (cost $3,650,848) ....................        2,392,975
  Short-term holdings (cost $42,300,000) ............................       42,300,000     $ 418,776,628
                                                                         -------------
Cash .................................................................................           796,308
Receivable for securities sold .......................................................         6,209,100
Receivable for interest ..............................................................           145,361
Expenses prepaid to shareholder service agent ........................................            81,993
Other ................................................................................             2,040
                                                                                           -------------
TOTAL ASSETS .........................................................................       426,011,430
                                                                                           -------------

LIABILITIES:
Payable for securities purchased .....................................................           752,816
Accrued expenses and other ...........................................................         1,543,493
                                                                                           -------------
TOTAL LIABILITIES ....................................................................         2,296,309
                                                                                           -------------
NET ASSETS ...........................................................................     $ 423,715,121
                                                                                           =============

COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized;
  24,177,735 shares outstanding): ....................................................     $     241,777
Additional paid-in capital ...........................................................       626,432,702
Accumulated net investment loss ......................................................        (6,942,722)
Accumulated net realized loss ........................................................       (11,498,636)
Net unrealized depreciation of investments ...........................................      (184,518,000)
                                                                                           -------------
NET ASSETS ...........................................................................     $ 423,715,121
                                                                                           =============

NET ASSET VALUE PER SHARE ............................................................            $17.53
                                                                                                  ======


-------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $56,438,488 and a value of $14,409,058.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001


INVESTMENT INCOME:
Interest ...........................................    $     551,744
Dividends (net of foreign taxes withheld of $5,045)            28,585
                                                        -------------
TOTAL INVESTMENT INCOME .............................................      $     580,329

EXPENSES:
Management fee .....................................        5,278,694
Stockholder servicing fees .........................        1,308,780
Stockholder account services .......................          468,130
Stockholder reports and communications .............           99,542
Auditing and legal fees ............................           54,736
Custody fee ........................................           37,418
Directors' fees and expenses .......................           27,495
Registration fee ...................................            5,232
Miscellaneous ......................................            9,555
                                                        -------------
TOTAL EXPENSES ......................................................          7,289,582
                                                                           -------------
NET INVESTMENT LOSS .................................................         (6,709,253)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ...................      (17,676,643)
Net change in unrealized depreciation of investments     (168,965,528)
                                                        -------------
NET LOSS ON INVESTMENTS .............................................       (186,642,171)
                                                                           -------------
DECREASE IN NET ASSETS FROM OPERATIONS ..............................      $(193,351,424)
                                                                           =============

-------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            SIX MONTHS ENDED         YEAR ENDED
                                                                                             JUNE 30, 2001       DECEMBER 31, 2000
                                                                                            ----------------     -----------------
OPERATIONS:
Net investment loss ..................................................................       $  (6,709,253)       $ (23,475,301)
Net realized gain (loss) on investments ..............................................         (17,676,643)          70,343,060
Net change in unrealized appreciation/depreciation of investments ....................        (168,965,528)        (218,496,432)
                                                                                             -------------        -------------
DECREASE IN NET ASSETS FROM OPERATIONS ...............................................        (193,351,424)        (171,628,673)
                                                                                             -------------        -------------

DISTRIBUTION TO STOCKHOLDERS:
Net realized gain on investments .....................................................                  --         (143,352,150)
                                                                                             -------------        -------------
DECREASE IN NET ASSETS FROM DISTRIBUTION .............................................                  --         (143,352,150)
                                                                                             -------------        -------------

                                                                     SHARES
                                                     ---------------------------------------
                                                      SIX MONTHS ENDED        YEAR ENDED
                                                       JUNE 30, 2001       DECEMBER 31, 2000
                                                     ---------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of gain distributions ...               --            3,791,387                --          138,984,452
Cost of shares repurchased .......................        2,071,709           (1,788,520)      (45,101,312)         (67,122,683)
                                                       ------------          -----------     -------------        -------------

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ...............       (2,071,709)           2,002,867       (45,101,312)          71,861,769
                                                       ============          ===========     -------------        -------------
DECREASE IN NET ASSETS ................................................................       (238,452,736)        (243,119,054)

NET ASSETS:
Beginning of period ...................................................................        662,167,857          905,286,911
                                                                                            -------------        --------------
 END OF PERIOD (net of accumulated net investment loss
   of $6,942,722 and $7,344, respectively) ............................................      $ 423,715,121        $ 662,167,857
                                                                                             =============        =============

-------------
See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2001


 CASH FLOWS FROM OPERATING ACTIVITIES:
  Net decrease in net assets from operations ....................       $(193,351,424)
  Adjustments to reconcile net decrease in net assets from
   operations to net cash provided by operating activities:
     Cost of purchases of investment securities .................        (289,749,044)
     Proceeds from disposition of investment securities .........         389,030,401
     Purchase/maturities of short-term investment securities, net         (42,300,000)
     Increase in dividends and interest receivable ..............             (43,535)
     Decrease in receivable for securities sold .................          27,886,049
     Decrease in other assets ...................................              11,924
     Decrease in payable for securities purchased ...............         (27,664,079)
     Decrease in accrued expenses and other .....................            (922,321)
     Net change in unrealized depreciation of investments .......         168,965,528
     Net realized loss on investments ...........................          17,676,643
                                                                        -------------
 NET CASH PROVIDED BY OPERATING ACTIVITIES ......................          49,540,142
                                                                        -------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
  Payment for shares redeemed ...................................         (45,101,312)
  Repayment of bank overdraft ...................................          (3,642,522)
                                                                        -------------
 NET CASH USED IN FINANCING ACTIVITIES ..........................         (48,743,834)
                                                                        -------------

 Net increase in cash ...........................................             796,308
 Cash balance at beginning of period ............................                  --
                                                                        -------------
 CASH BALANCE AT END OF PERIOD ..................................       $     796,308
                                                                        =============

-------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

          The Fund may invest in equity securities of privatelyowned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. Such investments are valued at fair value, which is cost unless J. & W. Seligman & Co. Incorporated (the "Manager") determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a venture capital company in which the Fund invests undertakes an initial public offering, or if the company's operating results vary from projected results. In such situations, the Fund's investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value. In addition, the Fund may hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

          At June 30, 2001, market quotations were not readily available for securities valued at $168,029,194 (39.7% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

          The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regula- ted investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

F. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made to stockholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2001 amounted to $289,749,044 and $389,030,401, respectively. At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $51,987,029 and $236,505,029, respectively.

NOTES TO FINANCIAL STATEMENTS


3. REPURCHASE OFFERS-- To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund's outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund's Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as much as seven days after such pricing date.

     During the six months ended June 30, 2001, the Fund completed two quarterly repurchase offers, one which commenced in December 2000 and was completed in January 2001, and the other which commenced in March 2001 and was completed in April 2001. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

                          PERCENT OF
 REPURCHASE             SHARES TENDERED          REPURCHASE
    DATE                AND REPURCHASED           PROCEEDS
-------------          -----------------        ------------
January 12, 2001              3.0%               $19,971,288
April 12, 2001                5.1                 25,130,024

     In addition, on July 13, 2001, 5.7% of the Fund's shares were tendered and repurchased for proceeds of $22,907,142.

4. MANAGEMENT FEE, STOCKHOLDER SERVICING FEE, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 2.00% per annum of the Fund's average daily net assets.

     Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended June 30, 2001, such fees aggregated $1,308,780 or 0.50% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $468,130 for stockholder account services.

     Certain officers and directors of the fund are officers or directors of the Manager, Seligman Advisors, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $10,251 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. RESTRICTED SECURITIES -- At June 30, 2001, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2001, are as follows:

INVESTMENTS                                      ACQUISITION DATE              COST          VALUE
-----------                                      ----------------              ----          -----
CONVERTIBLE PREFERRED STOCKS:
2Bridge (Series D)                                    3/9/00                $1,215,000    $       --
Access Data (Series A)                               3/29/00                 5,265,000     5,265,000
Achieva.com (Series D)                          9/20/00 to 10/19/00          2,717,761     1,358,881
Adexa (Series C)                                     8/24/00                 1,244,950       883,987
Advanced Recognition Technologies (Series D)         12/6/99                 3,285,655       769,527
Allegis (Series E)                                   8/31/00                 1,623,784       763,729
Arzoon.com (Series C)                                4/11/00                 1,000,369       317,762
Assentive Solutions (Series AA)*
 (formerly iEngineer.com)                            8/12/99                 3,362,047     2,286,324
Bernard Technologies (Series D)                      11/8/99                 3,957,011     3,950,001

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS                                              ACQUISITION DATE               COST             VALUE
-----------                                              ----------------               ----             -----

CONVERTIBLE PREFERRED STOCKS (CONTINUED)

Biometric Access (Series A-1)                                 10/4/00               $   257,037       $   172,223
BOPS (Series C) (formerly Billions of Operations
 Per Second)                                                   6/8/00                 1,161,321           278,400
Broadxent (Series A) (formerly Digicom)                        5/2/00                   231,660           338,345
Buildnet (Series C)                                          10/29/99                 4,749,047           269,318
Chorum Technologies (Series D)                               11/10/99                 3,244,092         7,129,089
Chorum Technologies (Series E)                                 9/8/00                   821,520           488,804
Cielo Communications (Series C)                              11/17/99                 3,164,385         1,340,743
Clearstone Venture (Series D)
 (formerly Bill Gross idealab!)                              12/22/99                 6,320,936           214,248
Colo.com (Series C)                                          12/17/99                 6,322,469                --
Complient (Series C1)                                         6/23/00                   656,629           240,591
Coventor (Series D)                                            3/8/00                 5,265,002         6,958,619
Creative Planet (Series D)                                    7/10/00                   613,152           195,894
Cyberbills (Series C)                                         3/21/00                 2,412,587            52,417
DecisionPoint Applications (Series C)                         4/20/00                 1,751,523         1,750,002
Entegrity Solutions (Series D)                                2/16/00                 3,163,621         3,159,998
Enterworks (Series A)                                        12/30/99                 3,160,000           691,903
EoExchange (Series D)                                        10/15/99                 4,863,737           908,411
ePolicy.com (Series B)                                         5/2/00                 1,999,998         1,999,998
eTang.com (Series B)                                           1/6/00                 3,170,522           951,797
EverAd (Series B)                                             2/16/00                 3,163,437           287,276
EXP.com (Series C)                                             6/6/00                 2,054,361         2,054,361
Far Blue (Series E)                                           7/26/00                   306,494           284,551
Firetalk Communications (Series E)                           12/10/99                 6,325,498                --
FlashPoint Technology (Series E)                              9/10/99                 4,202,954                --
Frontera (Series C)                                          10/20/99                 1,600,001         2,023,435
Frontera (Series D)                                           6/12/00                   800,400           304,074
fusionOne (Series D)                                    9/13/00 to 10/11/00           1,875,631         1,875,631
Gateway Learning (Series D)                                   3/22/00                 6,400,002         6,400,002
Geographic Network Affiliates (Series A)*                    12/29/99                 6,320,000         3,160,000
Global Commerce Systems (Series A)                             4/6/00                    30,005            30,005
Global Commerce Systems (Series C)                             4/6/00                 5,469,986         5,469,986
GMP Companies (Series A)                                      9/15/99                 5,473,006        31,122,000
Go Solo Technologies (Series A)**                              4/3/00                 2,400,392                --
Homegain.com (Series C)                                      12/29/99                 7,110,000         1,030,950
HomePoint (Series B)                                          1/10/00                 3,160,158                --
iBiquity Digital (Series A)                                   1/19/00                 3,559,221         3,554,999
Impresse (Series C)**                                        11/15/99                 3,165,525                --
Index Stock Imagery (Series F)                                3/20/00                 3,245,171           152,280
Informediary Technology Solutions (Series A)*
 (formerly AllAdvantage)                                      10/6/00                 1,001,515                --
Informediary Technology Solutions (Series C)                  9/22/99                 3,287,004                --
Informediary Technology Solutions (Series D)                   2/3/00                   659,995                --
Interactive Video Technologies (Series B)                    12/23/99                 5,135,000                --
Internet Appliance Network (Series B)                         1/21/00                 6,324,967                --
Juniper Financial (Series B)                                  8/30/00                 2,843,302         1,894,331
Kestrel Solutions (Series D)                                  1/25/00                 3,952,809         3,950,005
LifeMasters Supported SelfCare (Series E)                     1/31/00                 4,082,544         4,082,544
Lineo (Series B)                                              3/20/00                   805,241           533,334
Lineo (Series C)                                              4/28/00                 2,002,228           666,666
MaMaMedia (Series D)                                           8/6/99                 3,365,302           280,000
MarketFirst Software (Series D)                               9/10/99                 1,636,356                --
Marketfirst Software (Series E)                                9/1/00                   574,558           109,258
Metro-Optix (Series B)                                        6/23/00                   797,574           438,912
Microcast (Series A)                                    9/15/99 to 12/16/99           4,036,111                --
Moai Technologies (Series D)                                  1/25/00                 6,320,002         1,001,227
More.com (Series D)                                          10/22/99                 3,240,004                --
More.com (Series E)                                           12/9/99                   714,833                --

NOTES TO FINANCIAL STATEMENTS


INVESTMENTS                                                 ACQUISITION DATE              COST              VALUE
-----------                                                 ----------------              ----              -----
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
 NeoPlanet (Series B)                                           2/18/00             $  6,319,998       $    405,196
 Netigy (Series C)                                               8/4/00                1,088,506            382,846
 Network Specialists (Series A)                                 4/14/00                1,760,003          1,760,003
 NeuVis (Series B)                                              10/6/99                3,245,361            230,425
 NeuVis (Series C)                                              1/24/00                1,641,279             36,557
 Nitorum (Series B)                                             1/28/00                1,583,725                 --
 OurHouse (Series D)                                            2/11/00                7,899,996          3,949,998
 The Petroleum Place (Series C)                                  3/7/00                4,050,016          4,050,016
 PointOne Telecommunications
  (Series B)*                                                   9/24/99                6,560,462                 --
 Pointshare (Series C)                                           9/9/99                3,360,000          3,360,000
 ProAct Technologies (Series D) (formerly Consumer
   Financial Network)                                           3/23/00                6,403,998          9,600,000
 Q-Pass (Series E)                                               5/2/00                1,853,934            934,174
 Q-Pass (Series F)                                         5/2/00 to 5/11/01             306,066            306,063
 QuinStreet (Series B)                                          5/25/00                  490,001            128,224
 RC Networks (Series C)                                        12/10/99                  790,001            300,200
 RealEstate.com (Series C)                                      10/6/99                4,056,694                 --
 RealNames (Series C)*                                           8/5/99                  588,002            221,986
 RealNames (Series E)                                          10/17/00                4,204,353          1,427,051
 Reciprocal (Series H)                                         11/12/99                3,239,999            252,346
 Sensable Technologies (Series C)                                4/5/00                1,625,001          1,625,001
 Silicon Wave (Series C)                                        12/6/99                5,138,310          3,843,804
 Silicon Wave (Series D)                                        8/18/00                2,105,364            560,844
 Standard Media International (Series A)                        1/13/00                3,165,886          1,778,523
 Techies.com (Series C)*                                        1/27/00                6,320,139            126,400
 UGO Networks (Series II)                                       1/30/01                  575,174            575,246
 V-commerce (Series B)                                          11/2/99                3,166,436          4,404,143
 V-commerce (Series C)                                           8/4/00                  631,896            631,896
 Vividence (Series D)                                           9/12/00                1,250,428          1,250,428
 V-span (Series B)                                               6/7/00                  524,981            523,985
 WaveSplitter Technologies (Series F)                           9/22/00                  625,811            625,214
 Wine.com (Series F)                                            11/9/99                2,592,000                 --
 Wine.com (Series G)                                            3/16/01                1,620,000                 --
 w-Technologies (Series A)
  (formerly w-Trade Technologies)                               7/20/00                  880,454            220,113
 YOUcentric (Series B)                                           3/6/00                3,242,501          1,262,558
 YOUpowered (Series A)                                         11/24/99                3,555,002            706,384
 Yupi Internet (Series C)                                       11/5/99                4,740,001             90,851
                                                                                    ------------       ------------
                                                                                     295,644,180        159,012,313
                                                                                    ------------       ------------

COMMON STOCKS:
 Capstone Turbine                                               2/24/00                1,338,667          4,477,840
 Corvis                                                        12/16/99                1,579,999          1,032,404
 Docent                                                   4/5/00 to 8/30/00            3,601,996          4,753,066
 e-centives                                                     2/18/00                5,535,464            475,613
 iBeam Broadcasting (formerly NextVenue)                         3/9/00                  121,502              3,504
 Kozmo.com                                                8/3/99 to 3/16/00            8,653,730                 --
 ScreamingMedia.Net                                             10/5/99                1,685,657            997,920
 Shopfast                                                12/20/99 to 1/19/01           3,232,513          1,654,168
 UGO Networks                                                  11/12/99                3,162,334              3,549
                                                                                    ------------       ------------
                                                                                      28,911,862         13,398,064
                                                                                    ------------       ------------

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS                                           ACQUISITION DATE           COST                VALUE
-----------                                           ----------------           ----                -----
LIMITED PARTNERSHIPS:
  Asia Internet Capital Ventures                          8/15/00           $    336,742        $    340,321
  Compass Venture Partners                          11/22/99 to 4/18/01          413,087             402,526
  Edison Venture Fund IV                           10/18/99 to 12/29/00        1,772,288           1,783,265
  InnoCal II                                        6/9/00 to 12/29/00           543,367             472,620
  Walden VC II                                      5/17/00 to 8/10/00         1,676,061           1,967,457
                                                                            ------------        ------------
                                                                               4,741,545           4,966,189
                                                                            ------------        ------------
CONVERTIBLE PROMISSORY NOTES:
  Go Solo Technologies, 8% due 7/22/2001**                1/24/01                140,000                  --
  Go Solo Technologies, 8% due 7/31/2001**          12/15/00 to 3/19/01          399,147                  --
  Go Solo Technologies, 8% due 8/9/2001**                 5/24/01                 57,500              57,500
  Kestrel Solutions 51/2% due 7/15/2005             7/27/00 to 8/18/00         1,650,226             931,500
  Techies.com, 9% due 7/31/2001*                          6/7/00                 771,976             771,976
  Techies.com, 9% due 2/20/2006                           2/22/01                421,333             421,333
  Techies.com, 9% due 2/20/2008                           2/22/01                210,666             210,666
                                                                            ------------        ------------
                                                                               3,650,848           2,392,975
                                                                            ------------        ------------
Total                                                                       $332,948,435        $179,769,541
                                                                            ============        ============

-------------
 * Warrants attached.
** Security in default.


6. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of affiliated issuers during the six months ended June 30, 2001, is as follows:

                                                         GROSS          GROSS                         DIVIDEND
                                      BEGINNING        PURCHASES        SALES          ENDING          INCOME/
                                       SHARES/            AND            AND           SHARES/        REALIZED         ENDING
AFFILIATE                               UNITS          ADDITIONS      REDUCTIONS       UNITS            GAIN            VALUE
--------                            -----------        ---------      ----------     ---------        --------      -----------
Access Data                           3,190,909 shs.       --               --       3,190,909 shs.       --        $ 5,265,000
Bernard Technologies                  1,436,364            --               --       1,436,364            --          3,950,001
EoExchange                            2,271,028            --               --       2,271,028            --            908,411
Firetalk Communications               2,953,271            --               --       2,953,271            --                 --
Geographic Network Affiliates             6,320 uts.       --               --           6,320 uts.       --          3,160,000
Index Stock Imagery                     648,000 shs.       --               --         648,000 shs.       --            152,280
Interactive Video Technologies        2,334,091            --               --       2,334,091            --                 --
Internet Appliance Network            2,558,704            --               --       2,558,704            --                 --
NeuVis                                2,669,813            --               --       2,669,813            --            266,982
PointOne Telecommunications           1,166,015            --               --       1,166,015            --                 --
YOUpowered                              769,481            --               --         769,481            --            706,384
                                                                                                                    -----------
Total                                                                                                               $14,409,058
                                                                                                                    ===========

FINANCIAL HIGHLIGHTS

     The table below is intended to help you understand the Fund's financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested your capital gain distributions. Total returns do not reflect any sales charges and are not annualized.

                                                             SIX MONTHS                                7/27/99*
                                                                ENDED             YEAR ENDED              TO
                                                            JUNE 30, 2001      DECEMBER 31, 2000       12/31/99
                                                            -------------      -----------------      -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .................       $     25.23          $     37.34         $     24.25
                                                             -----------          -----------         -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..................................             (0.27)               (0.97)              (0.13)
Net realized and unrealized gain (loss) on investments             (7.43)               (5.10)              14.70
                                                             -----------          -----------         -----------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .......             (7.70)               (6.07)              14.57

Distributions from net realized capital gains ........                --                (6.04)              (1.43)
Offering costs .......................................                --                   --               (0.05)
                                                             -----------          -----------         -----------
NET INCREASE (DECREASE) IN NET ASSET VALUE ...........             (7.70)              (12.11)              13.09
                                                             -----------          -----------         -----------
NET ASSET VALUE, END OF PERIOD .......................       $     17.53          $     25.23         $     37.34
                                                             ===========          ===========         ===========

TOTAL RETURN:                                                     (30.52)%             (20.96)%             60.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .............       $   423,715          $   662,168         $   905,287
Ratio of expenses to average net assets ..............              2.76%+               2.67%               2.78%+
Ratio of net investment loss to average net assets ...             (2.54)%+             (2.49)%             (1.06)%+
Portfolio turnover rate ..............................             56.83%              122.67%             112.41%

-------------
* Commencement of operations.
+ Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN NEW TECHNOLOGIES FUND, INC.

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund, Inc., including the portfolio of investments, as of June 30, 2001, and the related statements of operations and of cash flows for the six months then ended, and of changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of June 30, 2001 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund, Inc. as of June 30, 2001, and the results of its operations, cash flows, changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
August 17, 2001

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 3, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

-------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT


STORM BOSWICK
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT


LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

PAUL H. WICK
VICE PRESIDENT


FRANK J. NASTA
SECRETARY


FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017


GENERAL COUNSEL
Sullivan & Cromwell


INDEPENDENT AUDITORS
Deloitte & Touche LLP


GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017


SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


24-HOUR AUTOMATED
TELEPHONE ACCESS
SERVICE
(800) 622-4597

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

NATIONAL ASSOCIATION OF SECURITIES DEALERS (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


-------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                             SELIGMAN ADIVORS, INC.
                                AN AFFILIATE OF

                                [GRAPHIC OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF STOCKHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF COMMON STOCK OF SELIGMAN NEW TECHNOLOGIES FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.

CENT3  6/01                   [RECYCLE LOGO]         Printed on Recycled Paper